HORACE MANN MUTUAL FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003
                          AS SUPPLEMENTED MAY 30, 2003,
                     SEPTEMBER 12, 2003 AND JANUARY 22, 2004


         BlackRock Financial Management, Inc.'s ("BlackRock") Small and Mid Cap Growth Team, which is responsible for managing BlackRock's portion of the Small Cap Growth Fund, has changed.

         BlackRock's Small and Mid Cap Growth Team includes the following individuals:

         Andrew F. Thut, Vice President and research analyst, is a member of the Small and Mid Cap Growth Team for BlackRock. In addition, he serves as back-up portfolio manager for the fundamental small and mid cap growth equity portfolios and is responsible for coverage of business services and retail sectors. Prior to joining BlackRock in 2002, Mr. Thut was an equity analyst at MFS Investment Management since 1998. Prior to joining MFS, Mr. Thut worked in the technology investment banking group at BT Alex Brown. Mr. Thut earned a BA degree in history from Dartmouth College in 1995.

         Neil Wagner, Director, is lead portfolio manager for all small, small/mid, and mid cap growth equity portfolios, including the BlackRock Small Cap Growth Fund. Prior to joining BlackRock in 2002, Mr. Wagner managed small and mid cap growth portfolios at MFS Investment Management since 1998. Mr. Wagner received a BA degree, summa cum laude, with high honors in mathematics and physics from Colgate University in 1993.

         The information above regarding BlackRock's Small and Mid Cap Growth Team supplements and supersedes the disclosure in the Prospectuses describing BlackRock's Small and Mid Cap Growth Team.



Dated:            March 5, 2004